Blackstone Mortgage Trust, Inc. July 28, 2015 Second Quarter 2015 Results Exhibit 99.2

Blackstone Mortgage Trust

Second Quarter 2015 Highlights
Closed
entire
$4.9
billion
GE
loan
pool
and
a
record
$1.7
billion
of
direct
originations
for
a
total
of
$6.5
billion.
Loan
fundings
(a)
of
$6.1
billion,
including
$116
million
of
fundings
under
existing
loans
and
received
repayments
of
$391
million.
Closed
$4.2
billion
GE
portfolio
acquisition
facility
and
syndicated
$754
million
of
non-consolidated
senior
interests,
bringing
total
credit
capacity
to
$10.0
billion
with
$517
million
of
available
liquidity.
Increased
portfolio
Gross
ROI
to
14.4%
while
maintaining
consistent
collateral
LTV
metrics.
Book
value
per
share
increased
by
$1.73
to
$26.60
primarily
as
a
result
of
accretive
share
issuance.
Core
Earnings
of
$0.38
per
share,
as
a
result
of
$0.11
per
share
of
transaction
expenses
and
reflective
of
the
temporary
intra-quarter
lag
between
new
equity
issuance
and
its
deployment
into
the
GE
acquisition
and
other
loan
closings.
GAAP
net
income
of
$0.36
per
share.
Information included in this presentation is as of or for the period ended June 30, 2015, unless otherwise indicated.  See Appendix for a definition of Core Earnings and a reconciliation to GAAP net income, gross return on investment (“Gross ROI”), as well as certain per share calculations  that are referenced  throughout  this  presentation.
(a) Includes $549 million funded under non-consolidated senior interests.

Blackstone Mortgage Trust

Second
Quarter
2015
Balance
Sheet,
Net
Income,
and
Core
Earnings
(a)
(Dollars in Millions)
$2,243
$163
$7,725
$10,131
CT Legacy net income
Secured financings
($30.6)
Equity and other
(c)
$1.9
($3.4)
($9.5)
($9.0)
Loan Origination
portfolio
$80.0
$29.3
$0.4
($0.5)
Interest income
Interest expense
Non-cash comp.
$79.5
($30.2)
Core
Earnings
(b)
Net
Income
$30.8
+
+
+
Convertible notes,
net
Balance
Sheet
(a)
See page 13 for First Quarter 2015 Balance Sheet, Net Income, and Core Earnings.
(b)
See Appendix for a definition of Core Earnings and a reconciliation to GAAP net income.
(c)
Includes stockholders’ equity of $2.5 billion, less the net of (i) cash and cash equivalents of $104 million, (ii) accrued interest receivable, prepaid expenses, and other assets of $202 million, (iii) accounts payable, accrued expenses, and other liabilities of $73 million, and (iv) CT Legacy portfolio net equity value of $8 million.
Mgmt. fees/G&A
($1.9)
$3.4
$-
$-
$-
$-
($9.5)
($9.0)
Transaction expenses

Blackstone Mortgage Trust

Second Quarter Financial Impact
BXMT’s
balance
sheet
doubled
in
2Q
substantially
increasing
scale
and
earnings
power
moving
into
2H
2015.
Loan
fundings
of
$6.1
billion,
taking
total
investments
to
$10.8
billion
Investments
(a)
Loan fundings
and total investments include non-consolidated senior interests of $549 million and $660 million, respectively.
(b)
Total leverage includes secured debt agreements, loan participations sold, and non-consolidated senior interests as well as convertible notes outstanding.
Closed
$4.9
billion
of
financings,
including
syndication
of
senior
loan
interests
Asset-Level
Leverage
Closed
$237
million
sequential
pay
advance
taking
corporate
debt
to
$410
million
including
convertible
notes
Corporate
Debt
Raised
$1.0
billion
of
new
equity
adding
a
net
$1.60
to
book
value
per
share
Equity
Invested
a
net
$835
million
and
retained
$517
million
of
capital
in
cash
and
available
borrowings
Liquidity
Gross ROI Increased
to 14.4%
Total Leverage
(b)
Increased to 3.4x

Blackstone Mortgage Trust

Loan Portfolio Overview
Acquired
the
GE
loan
portfolio
of
77
loans
for
a
total
purchase
price
of
$4.7
billion
and
originated
a
record
$1.7
billion
of
new
loans.
New
loans
significantly
increase
scale
of
lending
platform
and
provide
access
to
new
borrower
relationships.
Fixed
rate
loans
acquired
from
GE
drove
Gross
ROI
(a)
to
14.4%,
with
consistent
collateral
LTV
metrics.
Loan Portfolio Statistics
Loan Portfolio Gross ROI
(a)
(Principal Balance in Millions)
L+12.7%
L+12.7%
19.8%
14.4%
(Dollars in Millions)
Floating
Fixed
Total
Number of loans
101
37
138
Principal balance
$8,009
$2,161
$10,170
Net book value
$7,969
$2,162
$10,131
Wtd. avg. origination LTV
63%
63%
63%
Wtd. avg. cash coupon
(c)
L + 4.05%
5.33%
4.60%
Wtd. avg. all-in yield
(c)
L + 4.43%
5.54%
4.94%
Wtd. avg. Gross ROI
(a)(c)
L + 12.7%
19.8%
14.4%
Wtd. avg. maximum maturity
(d)
3.5 yrs.
2.9 yrs.
3.4 yrs.
$5,532
$2,477
$2,161
$10,170
Direct
Origination
GE
Floating
GE
Fixed
Total
(a)
See Appendix for a definition of gross return on investment (“Gross ROI”), which among other things, assumes full leverage at the asset level based on the maximum available leverage in place or in negotiation for each investment, notwithstanding the amount actually borrowed.
(b)
Excludes non-consolidated senior interests of $660 million.
(c)
Coupon and all-in yield for the total portfolio assume applicable floating benchmark rate for weighted-average calculation. Weighted average coupon and all-in yield exclude subordinate loans, which are not comparable to other loans as they are reported net of related non-consolidated senior interests. Gross ROI calculation includes all loans and related financings.
(d)
Maximum maturity assumes all extension options are exercised, however BXMT’s loans may be repaid prior to such dates.
(b)
(b)

Blackstone Mortgage Trust

Portfolio Diversification
BXMT’s
portfolio
is
diversified
by
collateral
property
type
and
geographic
location,
and
is
comprised
of
primarily
senior
mortgages
and
similar
credit
quality
loans.
$416,559,099
Collateral Diversification
(Net Book Value, % of Total)
Office
Multifamily
Hotel
Condo 3%
Other
Retail
Manufactured
Housing
Geographic Diversification
(Net Book Value,% of Total)
Senior Loans
(Net Book Value, % of Total)
98%
40%
22%
14%
8%
5%
8%
NY
19%
CA
11%
TX
9%
CAN
8%
FL
7%
GA
4%
IL
4%
WA
3%
VA
3%
DC
2%
NC
2%
CO
2%
AZ
2%
HI
1%
MA
1%
MD
1%
OR
1%
IA
1%
SC
1%
TN, 1%
OK
1%
PA
1%
DEU
2%
UK
11%
ES
1%
NL
1%
States that comprise less than 1% of total loan portfolio

Blackstone Mortgage Trust

Financing Capacity
BXMT
has
developed
$10.0
billion
of
market
leading
financing
capacity
with
an
emphasis
on
efficiency
and
stability.
Total
liquidity
of
$517
million
(a)
at
quarter-end,
providing
for
$1.9
billion
(a)
of
potential
loan
originations
and
fundings.
$10.0
Total
Financing
Capacity
(Dollars in Billions)
$4.1
•
Six
facilities
with
outstanding
borrowings
of
$2.6
billion
•
All-in
cost
of
L+2.05%
Revolving Credit
Facilities
$2.0
•
11
transactions
with
5
counterparties,
$1.0
billion
outstanding
•
Pricing
directly
related
to
underlying
collateral
assets
Asset-Specific
(b)
Financings
$3.9
•
Asset-specific
advances
totaling
$3.7
billion
•
All-in
cost
of
L+1.94%
GE Portfolio
Financing
(a)
Total liquidity includes $104 million of cash and $412 million of available borrowings. Potential loan originations assumes 4.0x asset-level leverage on total liquidity, net of $146 million of minimum liquidity requirements under applicable debt covenants.
(b)
BXMT’s balance sheet includes asset-specific repurchase agreements of $413 million and $636 million of loan participations sold. Capacity of $2.0 billion also includes
$868 million of non-consolidated senior interests, which result from non-recourse sales of senior loan interests in loans BXMT originates. These non-consolidated senior interests provide structural leverage for BXMT’s net investments which are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet and results of operations.

Net Interest Income Per Share
Increasing USD LIBOR – Increasing Income

Blackstone Mortgage Trust

Interest Rates
Earnings
generated
by
loan
portfolio
is
positively
correlated
to
changes
in
USD
and
GBP
LIBOR,
the
benchmark
index
for
75%
of
BXMT’s
loan
portfolio
and
the
related
secured
financings.
Concentration
of
fixed
rate
assets
in
EUR
and
CAD
results
in
an
inverse
correlation
to
EURIBOR
and
CDOR,
such
that
an
increase
in
both
benchmark
rates
by
50bps
would
decrease
annual
Core
Earnings
by
$0.02
per
share.
(a)
As of June 30, 2015, $1.2 billion of floating rate loans earned interest based on floors that are above the applicable index, with an average floor of 0.59%.
Portfolio Income Sensitivity to USD LIBOR
(Dollars of Net Interest Income per share)
Portfolio Fixed vs. Floating
(% of Outstanding Principal Balance)
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
0.19%
0.69%
1.19%
1.69%
2.19%
2.69%
USD LIBOR
Floating
Fixed
79%
21%
(a)

Appendix * * * * * * * * *

Blackstone Mortgage Trust

Loan Portfolio Details
The following table provides details of BXMT’s loan portfolio:
(Dollars in Millions)
Loan Type
Origination
Date
(a)
Total
Loan
Principal
Balance
Book
Value
Cash
Coupon
All-In
Yield
Maximum
Maturity
(b)
Geographic
Location
Property
Type
Origination
LTV
(a)
Loan 1
Senior loan
6/4/2015
411
$
404
$
408
$
5.48%
(c)
5.66%
(c)
7/18/2018
Canada
Hotel
54%
Loan 2
Senior loan
6/11/2015
341
341
342
4.88%
(c)
4.93%
(c)
4/30/2019
Diversified-US
MHC
78%
Loan 3
Senior loan
5/22/2014
315
315
311
L+4.00%
L+4.34%
5/22/2019
U.K.
Hotel
57%
Loan 4
Senior loan
6/23/2015
307
307
308
5.26%
(c)
5.41%
(c)
1/31/2017
Diversified-US
MHC
60%
Loan 5
Senior loan
5/1/2015
320
295
292
L+3.45%
L+3.83%
5/1/2020
NY
Office
68%
Loan 6
Senior loan
1/7/2015
315
261
259
L+3.50%
L+3.95%
1/9/2020
NY
Office
53%
Loan 7
Senior loan
6/23/2015
213
213
213
5.38%
5.56%
1/18/2017
Germany
Retail
53%
Loan 8
Senior loan
6/11/2015
207
207
207
4.76%
(c)
4.90%
(c)
1/31/2017
Diversified-US
MHC
65%
Loan 9
Senior loan
3/4/2015
200
200
200
L+4.25%
L+4.25%
3/9/2017
WA
Office
64%
Loan 10
Senior loan
12/9/2014
211
164
163
L+3.80%
L+4.31%
12/9/2019
Diversified-US
Office
65%
Loan 11
Senior loan
7/31/2014
190
158
158
L+3.50%
L+4.01%
8/9/2019
IL
Office
70%
Loan 12
Senior loan
1/7/2014
156
156
155
L+4.75%
L+5.14%
1/7/2019
Diversified-US
Other
58%
Loan 13
Senior loan
11/20/2014
151
151
150
L+3.40%
L+3.62%
11/20/2019
U.K.
Hotel
62%
Loan 14
Senior loan
2/25/2014
166
150
149
L+4.40%
L+4.82%
3/9/2019
Diversified-US
Hotel
49%
Loan 15
Loan 16-138
Various
(d)
Various
7,277
6,667
6,636
4.49%
4.87%
Various
Various
Various
63%
Total/Wtd. avg.
(e)
10,961
$
10,170
$
10,131
$
4.60%
4.94%
3.4 years
63%
(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date.
(b)
Maximum maturity date assumes all extension options are exercised, however loans may be repaid prior to such dates.
(c)
Loan consists of one or more floating and fixed rate tranches. Coupon and all-in yield assume applicable floating benchmark rate for weighted-average calculation.
(d)
Includes (i) 120 senior loans with an aggregate principal balance of $6.5 billion and (ii) three mezzanine loans with an aggregate principal balance of $156 million resulting from
BXMT’s sale of the related non-consolidated senior interests.
(e)
Weighted average coupon and all-in yield exclude subordinate loans, which are not comparable to other loans as they are reported net of syndicated amounts.
Senior loan
11/21/2013
181
181
180
L+4.50%
L+4.86%
11/9/2018
NY
Condo
68%

Blackstone Mortgage Trust

Consolidated Balance Sheet
(Dollars in Thousands, Except per Share Data)
June 30, 2015
December 31, 2014
Assets
Cash and cash equivalents
104,252
$
51,810
$
Restricted cash
7,025

11,591

Loans receivable, net
10,131,323

4,428,500

Equity investments in unconsolidated subsidiaries
7,406

10,604

Accrued interest receivable, prepaid expenses, and other assets
216,055

86,016

Total assets
10,466,061
$
4,588,521
$
Liabilities and equity
Accounts payable, accrued expenses, and other liabilities
83,182
$
61,013
$
Secured debt agreements
7,088,738

2,365,336

Loan participations sold
635,581

499,433

Convertible notes, net
163,073

161,853

Total liabilities
7,970,574

3,087,635

Equity
Class A common stock, $0.01 par value
932

583

Additional paid-in capital
3,063,429

2,027,404

Accumulated other comprehensive loss
(19,332)

(15,024)

Accumulated deficit
(561,905)

(547,592)

Total Blackstone Mortgage Trust, Inc. stockholders' equity
2,483,124

1,465,371

Non-controlling interests
12,363

35,515

Total equity
2,495,487

1,500,886

Total liabilities and equity
10,466,061
$
4,588,521
$

Blackstone Mortgage Trust

Consolidated Statement of Operations
(Dollars in Thousands, Except per Share Data)
Three Months Ended June 30,
Six Months Ended June 30,
2015
2014
2015
2014
Income from loans and other investments
Interest and related income
80,481
$
42,466
$
143,889
$
76,122
$
Less: Interest and related expenses
30,634
15,720
54,796
27,794
Income from loans and other investments, net
49,847
26,746
89,093
48,328
Other expenses
Management and incentive fees
8,051
4,410
14,721
7,807
General and administrative expenses
15,698
15,356
23,359
18,554
Total other expenses
23,749
19,766
38,080
26,361
Unrealized gain on investments at fair value
4,714
7,163
22,190
5,824
Income from equity investments in unconsolidated subsidiaries
1,710
24,294
5,659
24,294
Income before income taxes
32,522
38,437
78,862
52,085
Income tax provision (benefit)
105
(2)
350
530
Net income
32,417
$
38,439
$
78,512
$
51,555
$
Net income attributable to non-controlling interests
(3,133)
(4,973)
(13,833)
(5,024)
Net income attributable to Blackstone Mortgage Trust, Inc.
29,284
$
33,466
$
64,679
$
46,531
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
80,940,535
47,977,813
69,820,061
43,000,242
Net income per share of common stock
0.36
$
0.70
$
0.93
$
1.08
$

Blackstone Mortgage Trust

Per Share Calculations
(Amounts in Thousands, Except per Share Data)
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
(a)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans.
June 30, 2015
March 15, 2015
Stockholders' equity
2,483,124
$
1,456,935
$
Shares
Class A common stock
93,230

58,451

Deferred stock units
130

124

Total outstanding
93,360

58,575

Book value per share
26.60
$
24.87
$
Three Months Ended
June 30, 2015
March 15, 2015
Net income
29,284
$
35,393
$
Weighted-average shares
  outstanding, basic and diluted
80,941

58,576

Earnings per share, basic and diluted
0.36
$
0.60
$
Three Months Ended
June 30, 2015
March 31, 2015
Net income
29,284
$
35,393
$
CT Legacy Portfolio net income
(1,857)
(8,400)
Incentive management fees
-
1,212
Non-cash compensation expense
3,396
3,297
GE purchase discount accretion adjustment
(459)
-
Other items
416
342
Core Earnings
30,780
$
31,844
$
Weighted-average shares outstanding, basic and diluted
80,941
58,576
Core Earnings per share, basic and diluted
0.38
$
0.54
$
(a)

Blackstone Mortgage Trust

First Quarter 2015 Balance Sheet, Net Income, and Core Earnings
(Dollars in Millions)
$1,454
$162
$3,358
$31
$4,943
CT Legacy portfolio
$8.4
Secured financings
($24.2)
Equity and other
(b)
($3.3)
($6.7)
($1.7)
Loan Origination
portfolio
$62.8
$35.4
($8.4)
$0.4
$-
Interest income
Interest expense
Non-cash comp.
G&A/other expenses
Net results
$62.8
$-
($23.8)
Core
Earnings
(a)
Net
Income
$31.8
+
+
+
+
Convertible notes,
net
Balance
Sheet
(a)
See page 14 for a definition of Core Earnings and page 12 for a reconciliation to GAAP net income.
(b)
Includes stockholders’ equity of $1.5 billion, less the net of (i) cash and cash equivalents of $18 million, (ii) accrued interest receivable, prepaid expenses, and other assets of $34 million, and (iii) accounts payable, accrued expenses, and other liabilities of $49 million.
Mgmt./Incen. fees
$3.3
$1.2
($0.1)
$-
($5.5)
($1.8)

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings,
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”)
in
this
presentation.
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
BXMT
also
uses
Core
Earnings
to
calculate
the
incentive
and
base
management
fees
due
to
its
manager
under
its
management
agreement
and,
as
such,
BXMT
believes
that
the
disclosure
of
Core
Earnings
is
useful
to
investors.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
net
income
(loss)
attributable
to
the
CT
Legacy
Portfolio,
(ii)
non-cash
equity
compensation
expense,
(iii)
incentive
management
fees,
(iv)
depreciation
and
amortization,
and
(v)
unrealized
gains
(losses)
or
similar
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Weighted
average
gross
return
on
investment
(“Gross
ROI”):
Investment
return
based
on
each
asset’s
all-in
yield,
assuming
current
rates
with
no
dispositions,
early
repayments,
or
defaults,
and
all-in
cost
of
secured
debt,
assuming
full
leverage
at
the
asset
level
based
on
the
maximum
available
leverage
in
place
or
in
negotiation
for
each
investment,
notwithstanding
the
amount
actually
borrowed.
Gross
ROI
excludes
costs
related
to
convertible
notes,
the
sequential
pay
advance
under
the
GE
portfolio
acquisition
facility,
management
fees,
and
other
corporate-level
expenses.
Gross
ROI
is
presented
solely
for
informational
purposes
and
is
not
representative
of
net
income
recognized
in
prior
or
future
periods.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
Blackstone
Mortgage
Trust’s
(“BXMT”)
current
views
with
respect
to,
among
other
things,
BXMT’s
operations
and
financial
performance,
including
performance
of
its
recently
acquired
loan
portfolio
from
GE
Capital.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“approximately,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2014
and
under
the
section
entitled
“Risks
Related
to
the
Loan
Portfolio
Acquisition”
in
its
Quarterly
Report
on
Form
10-Q
for
the
fiscal
quarter
ended
March
31,
2015,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.